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                                                                  EXHIBIT 10.9.6

                                AMENDMENT #11 TO
                      SYSTEM EQUIPMENT PURCHASE AGREEMENT

      THIS AMENDMENT #11 TO SYSTEM EQUIPMENT PURCHASE AGREEMENT (this "AMENDMENT") is made and is effective as of May 12, 2004 (the "EFFECTIVE DATE"), by and between CRICKET COMMUNICATIONS, INC., a Delaware corporation ("OWNER"), and ERICSSON WIRELESS COMMUNICATIONS INC., a Delaware corporation ("VENDOR").

                                    RECITALS

      WHEREAS, Owner and Vendor entered into that certain System Equipment Purchase Agreement dated as of September 20, 1999 ("ORIGINAL CONTRACT"), as modified by Amendment #1 ("AMENDMENT #1") and Amendment #2 to said System Purchase Agreement ("AMENDMENT #2"), both of which are dated November 28, 2000, Amendment #3 dated December 18, 2000 to said System Purchase Agreement ("AMENDMENT #3"), Amendment #4 dated December 27, 2000 to said System Purchase Agreement ("AMENDMENT #4"), Amendment #5 dated December 27, 2000 to said System Purchase Agreement ("AMENDMENT #5"), Amendment #6 dated February 5, 2001 to said System Purchase Agreement ("AMENDMENT #6"), Amendment #7 dated April 5, 2001 to said System Purchase Agreement ("AMENDMENT #7"), Amendment #8 dated April 5, 2001 to said System Purchase Agreement ("AMENDMENT #8"), Amendment #9 dated April 5, 2001 to said System Purchase Agreement ("AMENDMENT #9"), Amendment #10 dated April 5, 2001 to said System Purchase Agreement ("AMENDMENT #10"), and that certain Amended and Restated Settlement Agreement dated September 29, 2003 ("SETTLEMENT AGREEMENT") (the Original Contract, as so amended being the "AMENDED SEPA").

      WHEREAS, Owner and Vendor wish to enter into this Amendment to define certain rights and obligations of the parties and settle certain matters, all as further described and defined below.

      WHEREAS, capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the same meanings as set forth in the Amended SEPA or the Settlement Agreement. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment, and section and annex references are to this Amendment unless otherwise specified or the context otherwise requires. The meanings given to terms defined in this Amendment are equally applicable to both the singular and plural forms of such terms.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                                   AGREEMENT

      1. [***]

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      2.    [ *** ]

      (b)   Subject to sub-paragraph 2(d) below, Owner agrees [ *** ].

      (c)   Subject to sub-paragraph 2(d) below, [ *** ].

      (d) Once effective, the agreements set forth in sub-paragraphs 2(b) and 2(c) above shall remain in effect only if the (i) Vendor substantially meets all delivery and performance dates set forth in this Amendment, (ii) Vendor achieves Substantial Completion of the 1xRTT Upgrades in each Upgrade Market within the timeframes set forth in this Amendment, (iii) each of the 1xRTT Systems, following completion of their respective 1xRTT Upgrade, continues to comply with all the Specifications and Annex I

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      hereto during their respective remaining Warranty Periods, except for such non-compliance which does not materially affect performance or service,
      (iv) all Products, Services and 1xRTT Systems materially comply and continue to materially comply with all regulatory requirements set forth on Annex III hereto, and (v) Liquidated Damages paid or accrued pursuant to Section 18 below do not meet or exceed any Annual Maximum at any time. In the event that any of the conditions set forth in the foregoing clauses cease to be true and/or [ *** ], then Owner's agreements set forth in sub-paragraphs 2(b) and 2(c) shall automatically terminate and be of no further force or effect.

      (e) Owner represents and warrants to Vendor that, except as set forth in the following sentence of this sub-paragraph 2(e), (i) no Affiliate has ever purchased Products from Vendor under the Amended SEPA, and (ii) no transfers of Products were made by Owner to any Affiliate. The foregoing representation and warranty does not apply to purchases of Products by, and transfers of Products to, Cricket Performance 3, Inc. ("CP3"), which entity has already been merged with and into Owner and the separate existence of CP3 has ceased.

      3. New Pricing. Vendor hereby extends to Owner the prices for certain Products and Services as set forth on Annex II hereto. Vendor agrees that the prices offered to Owner for the Products and Services set forth on Annex II shall be subject to the terms set forth in Section 5.1(ii) of the Amended SEPA.

      4. Current Market Upgrades to 1xRTT Products; Substantial Completion. Vendor agrees to upgrade all Pre-1xRTT Products (as such term is defined in Amendment #1) in Owner's markets of [ *** ] (collectively hereinafter referred to as the "UPGRADE MARKETS") with Vendor's [ *** ] Products as described in the Settlement Agreement (such upgrades the "1XRTT UPGRADES" and the complete upgraded Systems in such Upgrade Markets the "1XRTT SYSTEMS") with the following modifications:

      (a) Notwithstanding Section 5(c) of the Settlement Agreement, the required timeframes associated with the 1xRTT Upgrades shall be as follows:

            (i) For each Upgrade Market, Vendor shall achieve Substantial Completion of the 1xRTT Upgrade within [ *** ]; and

            (ii) Vendor shall achieve the installation of CMS11 MSC V5.0 on all AXE 10 MSCs in all of the Upgrade Markets [ *** ]. The CMS11 MSC V5.0 shall provide fully commercial ring tone functionality.

      [***]

      (b) In addition to the requirements to achieve Substantial Completion set forth in the Amended SEPA, in order to achieve Substantial Completion of a System (including without limitation 1xRTT Systems), such System shall be required to meet or exceed the additional System performance requirements as set forth in Annex I and Annex III attached hereto.

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      5.    Field Retrofit. In addition to Vendor's obligations under Section
5(b) of the Settlement Agreement, Vendor agrees [ *** ] (the "FIELD RETROFIT") with [ *** ]. Vendor shall begin the Field Retrofit process upon execution of this Amendment and shall complete the Field Retrofit no later than [ *** ] (such period the "RETROFIT PERIOD"); provided, however, that the foregoing period shall be extended on a day-forday basis in the event that either Vendor's performance is delayed due to the improper actions or inactions of Owner, its Affiliates or subcontractors, or if Vendor is otherwise permitted an extension of time pursuant to the terms of the Amended SEPA (e.g. Force Majeure). Owner agrees to reasonably cooperate with Vendor during the Retrofit Period, including without limitation, providing reasonable access to the applicable Sites, to permit Vendor to conduct the Field Retrofit process in a timely and efficient manner. [***]

      6. Relocation of RF Remote Units. Vendor shall provide [ *** ]. Vendor shall be responsible for providing such Services, in conformance with industry standards, that are necessary for performing said relocation, including without limitation replacement Products, installation, labor, cranes, construction and cabling costs and services that may be required for said relocation. [ *** ]. This will include, but not be limited to, the need to add carriers or cell sites because of the RF performance effect of the relocation of the RF remote units. In no case shall Vendor be required or responsible for relocating RF remote units to any Site or location other than the Site where the associated [ *** ] main unit is presently installed. In the event Owner wants to move such RF remote units to another Site, Owner shall be responsible for performing said relocation at its sole cost and expense.

      The schedule and method for the relocation of RF remote units shall be as mutually agreed upon and shall not necessarily be dependent upon the completion of the 1xRTT Upgrade or the Field Retrofit. [***].

      7.    Purchase Incentive. [***]

      8. [ *** ] Swap Out. [ *** ] For purposes of this Amendment, the term "General Availability" with respect to the Vendor's [ *** ] products means general availability of the Vendor's [ *** ] products, including without limitation (i) Interoperability between the Vendor's [ *** ] products deployed as described in this Section 8 and the [ *** ] main units and the related
[ *** ] remote units deployed in the Upgrade Markets, and (ii) no loss of any functionality that is generally available with respect to such [ *** ] main units and the related [ *** ] remote units at the time of the deployment of the Vendor's [ *** ] products described in this Section 8.

      9. Field Engineer Support. Promptly, but no later than forty-five (45) days, after the Effective Date, and for a period of the longer of: (a) twelve
(12) consecutive months, or (b) until both (i) all the [ *** ] products described in Section 8 above are fully deployed and operating in compliance with the Specifications therefore, and (ii) the 1xRTT Upgrades in all Upgrade Markets have achieved Substantial Completion, Vendor shall [ *** ]. The Vendor's field engineers shall to be granted access similar to Owner's work force in such a manner as to ensure their maximum effectiveness while at all times maintaining their status as independent contractors fully within the responsibility of Vendor. The work methodology of such field engineers shall be mutually agreed following consultation with Owner's field engineering management.

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      10.   Assignment and Assumption. Concurrently with the execution of this
Amendment, Vendor hereby assigns all of its rights and obligations under the Amended SEPA, as further amended by this Amendment, to Ericsson Inc., a Delaware corporation ("EUS") located at 6300 Legacy Drive, Plano, Texas 75024. Owner consents to such assignment, provided that EUS executes the counterpart signature page set forth below, thereby agreeing in writing to assume all the covenants, obligations and liabilities of Vendor under the Amended SEPA, this Amendment and the Settlement Agreement.

      11. Performance Guarantees. The Substantial Completion of the 1xRTT Upgrades using the Vendor 1xRTT Specification Compliant Products shall be subject to the 1xRTT Systems each meeting or exceeding the performance guarantees as set forth in Annex I hereto, and having the functionality described in Annex III hereto.

      12.   Failure Mode Analysis. [***].

      13. Term of Amended SEPA. The Contract Term is hereby extended to September 19, 2008, unless terminated earlier in accordance with the terms and conditions of the Amended SEPA, or unless extended by the mutual written consent of the parties hereto.

      14.   Regulatory Requirements for System Functionality. [***].

      15.   Warranty on Products and Services. Notwithstanding the provisions of
Section 5(d) of the Settlement Agreement, the Warranty Period for all Products and Services comprising any part of each 1xRTT System (including, without limitation, 1xRTT Specification Compliant Products) shall extend for [ *** ], including, without limitation, all Products (including, without limitation, all Pre-1xRTT Products) that were previously existing in the System prior to such System being upgraded to a 1xRTT System, except for the primary Vendor mobile switching center also referred to as the "AXE", with respect to which the Warranty Period shall extend for [ *** ]. Further, notwithstanding the provisions of Section 6 of the Settlement Agreement, the Warranty Period in effect as of the Effective Date for all Pre-1xRTT Products installed in the Upgrade Markets as of the Effective Date shall expire upon [ *** ] Nothing herein or in the Settlement Agreement changes the term of the Expansions Warranty Period, and all of the [ *** ] to be delivered hereunder shall be deemed to be Expansions.

      16. Effect on New Purchase Orders. Notwithstanding anything in the Amended SEPA or the Settlement Agreement to the contrary, including, without limitation, Section 7 of the Settlement Agreement, Owner shall not be required to submit any of the New Purchase Orders (as defined in the Settlement Agreement), and the provisions regarding liquidated damages described in Section 7 of the Settlement Agreement are hereby deleted and of no force or effect.[***].

      17. Service Level Agreement. The parties acknowledge that the Service Level Agreement referenced in Section 11 of the Settlement Agreement has not yet been negotiated. However, the parties agree to extend the period for the negotiation and execution of such Service Level Agreement until [ *** ] after the Effective Date. Such Service Level Agreement shall, upon execution thereof, replace and supercede Exhibit N to the Amended SEPA.

      18. Liquidated Damages. The parties agree that damages for Vendor's delay are difficult to calculate accurately and not reasonably determinable at the time of execution of this

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Amendment, and, therefore, agree that liquidated damages (the "LIQUIDATED
DAMAGES") as described in this Amendment shall be paid for non-performance or late performance of the Vendor's obligations as set forth in this Amendment for reasons not otherwise excused by (i) Force Majeure or (ii) Owner's, any Affiliate's or their subcontractor's (other than Subcontractors as defined in the Amended SEPA) failure to satisfy its own obligations set out in this Amendment. For the avoidance of doubt, no payment of Liquidated Damages shall relieve Vendor from its other obligations under the Amended SEPA, including without limitation, Vendor's Warranty obligations and the obligation to deliver and, if required by Owner, install any 1xRTT Specification Compliant Products in accordance with this Amendment, any SLA obligations, and to remedy any Defects and Deficiencies in accordance with the Amended SEPA. The parties acknowledge that Vendor has agreed to the Liquidated Damages in consideration of Owner's agreement to limit Vendor's total liability as set forth in the Amended SEPA, this Amendment and the Settlement Agreement. The parties agree that Liquidated Damages are intended to compensate Owner for the delayed or late performance by the Vendor and are not a penalty; that the injuries to Owner caused by Vendor's delays or non-performance described herein would be difficult or impossible to estimate accurately; and that the amounts payable by Vendor as Liquidated Damages as specified herein are reasonable pre-estimates of the probable losses associated with such injuries, and shall constitute Owner's sole money-damages remedy for such delays or any or all non-performance.

      (a)   [***]

      (b)   [***]

      (c) Vendor's obligation to pay Liquidated Damages pursuant to Sections 18(a) and 18(b) is subject to the following annual caps (each an "ANNUAL MAXIMUM"):

            (i)   [***]

            (ii)  [***]

            (iii) [***]

            (iv) [***] In the event of a removal or overlay of a System, Vendor and Owner shall work together to provide for an appropriate removal or overlay of the System and no interruption of wireless services prior to Owner's implementation of wireless service with products furnished by another vendor. In consideration of Vendor agreeing to this Liquidated Damages provision, along with the other terms and conditions of this Amendment, Owner and Vendor further agree that notwithstanding anything to the contrary in the Amended SEPA, Owner hereby waives its right now and forever to any refund, which it may otherwise be entitled to under Section 18 of the Amended SEPA or any other provision of the Amended SEPA. [***].

      19. Full Force and Effect. Except as expressly modified in this Amendment, the Amended SEPA and the Settlement Agreement shall remain unmodified and in full force and effect. All references in the Amended SEPA to "this Contract" or "the Contract" shall refer to the Amended SEPA as amended by this Amendment.

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      20.   Interpretation. In the event of any conflict between the terms of this Amendment and any exhibit or annex hereto, the terms of this Amendment shall prevail. In the event of any conflict between the terms of this Amendment and the Amended SEPA or the Settlement Agreement, the terms of this Amendment shall prevail. The parties acknowledge that Cricket is currently a party to the Bankruptcy Cases (as defined in the Settlement Agreement), subject to a confirmed Plan of Reorganization that has not yet become effective. The parties agree that the provisions of this Amendment are within the ordinary course of Cricket's business.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

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      IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives effective as of the date set forth below.

Date of Execution:                      "OWNER"
May 5, 2004                             CRICKET COMMUNICATIONS,INC.,
                                        a Delaware corporation

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

Date of Execution:                      "VENDOR"
May 12, 2004                            ERICSSON WIRELESS COMMUNICATIONS INC.,
                                        a Delaware corporation

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

ASSUMPTION:

Ericsson Inc. hereby accepts the assignment of the Amended SEPA, this Amendment and the Settlement Agreement as described in Section 10 hereof and assumes, and agrees to be bound by and perform, all of Vendor's covenants, duties, obligations and liabilities under the Amended SEPA, this Amendment and the Settlement Agreement as fully as if Ericsson Inc. was an original party to such agreements. Ericsson Inc.'s address for notice purposes shall be as follows:
Ericsson Inc., 6300 Legacy Drive, Plano, TX 75024 Attn: Key Account Manager for Cricket, with a copy to the same address, Attn: Vice President, General Counsel, fax: 972-583-1810.

ERICSSON INC.,
a Delaware corporation

 By:__________________________________

 Name:________________________________

 TITLE:_______________________________

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                                    LIST OF ANNEXES

ANNEX I   LIQUIDATED DAMAGES RELATING TO CDMA2000
          NETWORK PERFORMANCE IN EACH OF THE UPGRADE MARKETS

ANNEX II  NEW PRODUCT AND SERVICE PRICING

ANNEX III REGULATORY FEATURES REQUIRED

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                                    ANNEX I

          LIQUIDATED DAMAGES RELATING TO CDMA2000 NETWORK PERFORMANCE
                         IN EACH OF THE UPGRADE MARKETS

                                     [***]

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                                    ANNEX II

                        NEW PRODUCT AND SERVICE PRICING

                                    [***]

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                                   ANNEX III

                          REGULATORY FEATURES REQUIRED

                                     [***]

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